UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-50142 (Commission File Number)	20- 4956638 (I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285
Roseville, California 95661-3875
(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2014, the wholly owned subsidiary of Solar Power, Inc. (the “Company”), SPI Solar Power (Suzhou) Co., Ltd. (“SPI Meitai Suzhou”), a company incorporated under the laws of the People’s Republic of China, entered into an equity interest purchase agreement (the “Equity Interest Purchase Agreement”) with TBEA Xinjiang Sunoasis Co., Ltd. (“TBEA Sunoasis”) and a wholly owned subsidiary of TBEA Sunoasis, for the acquisition (the “Acquisition”) of the 100% equity interest in Gonghe County Xinte Photovoltaic Co., Ltd. (“Xinte”), a company incorporated under the laws of the People’s Republic of China. Concurrent with entry into the Equity Interest Purchase Agreement, SPI Meitai Suzhou separately entered into a share pledge agreement, as amended (the “Share Pledge Agreement”) and a mortgage agreement (the “Mortgage Agreement”) with TBEA Sunoasis and Xinte. TBEA Sunoasis is a subsidiary of TBEA Co., Ltd., the shares of which are listed on the Shanghai Stock Exchange under stock code 600089, and a provider of solar photovoltaic products and system integration services.

Pursuant to the Equity Interest Purchase Agreement, (i) SPI Meitai Suzhou contemplates to acquire 100% equity interests in Xinte for an aggregate purchase price of RMB206.0 million (US$33.1 million) to be settled in cash and through bank factoring financing in installments in accordance with the terms and conditions thereunder, (ii) the closing of the Acquisition shall be within ten business days after the date that all closing conditions are fulfilled. In connection with the Acquisition, SPI Meitai Suzhou agreed to pledge 85% of the equity interest in Xinte held by SPI Meitai Suzhou to TBEA Sunoasis pursuant to the Share Pledge Agreement, and to mortgage all assets of the 20MW photovoltaic power station owned by Xinte to TBEA Sunoasis pursuant to the Mortgage Agreement.

The foregoing summary of the terms and conditions of the Equity Interest Purchase Agreement, the Share Pledge Agreement and the Mortgage Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, attached hereto as Exhibits 10.1 to 10.4, and which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Acquisition was completed on December 31, 2014.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements and Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed within 71 calendar days after the date upon which this Current Report on Form 8-K is required to be filed with the SEC.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information required by Item 9.01(b) of Form 8-K will be filed within 71 calendar days after the date upon which this Current Report on Form 8-K is required to be filed with the SEC.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1

Translation of Equity Interest Purchase Agreement by and among SPI Solar Power (Suzhou) Co., Ltd., TBEA Xinjiang Sunoasis Co., Ltd. and Xinjiang Sang’ou Solar Equipment Co., Ltd. dated December 31, 2014

10.2	Translation of Share Pledge Agreement by and among TBEA Xinjiang Sunoasis Co., Ltd., Gonghe County Xinte Photovoltaic Co., Ltd. and SPI Solar Power (Suzhou) Co., Ltd. dated December 31, 2014
10.3

Translation of Amendment Agreement to Share Pledge Agreement by and among TBEA Xinjiang Sunoasis Co., Ltd., Gonghe County Xinte Photovoltaic Co., Ltd. and SPI Solar Power (Suzhou) Co., Ltd. dated December 31, 2014

10.4	Translation of Mortgage Agreement by and among TBEA Xinjiang Sunoasis Co., Ltd., Gonghe County Xinte Photovoltaic Co., Ltd. and SPI Solar Power (Suzhou) Co., Ltd. dated December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: January 8, 2014	/s/ Amy Jing Liu Name: Amy Jing Liu Title: Chief Financial Officer

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